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                                                                    Exhibit (24)





                   Consent of Independent Public Accountants



       As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K, into the company's previously filed Form S-8 Registration Statement File No. 33-47946.





                                        ARTHUR ANDERSEN LLP




Kansas City, Missouri,
March 25, 1996